UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022 (November 29, 2022)

TWIN RIDGE CAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40157	98-1577338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Vanderbilt Beach Road, Suite 200 Naples, Florida (Address of principal executive offices)	34108 (Zip Code)

(212) 235-0292
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	TRCA.U	New York Stock Exchange

Class A Ordinary Shares included as part of the units	TRCA	New York Stock Exchange

Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRCA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Business Combination Agreement and Scheme Implementation Deed

On November 29, 2022, Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company (the “SPAC”), Carbon Revolution Limited, an Australian public company with Australian Company Number (ACN) 128 274 653 listed on the Australian Securities Exchange (the “Company”), Poppetell Limited, to be renamed Carbon Revolution plc, a public limited company incorporated in Ireland with registered number 607450 (“MergeCo”), and Poppettell Merger Sub, a Cayman Islands exempted company and wholly-owned subsidiary of MergeCo (“Merger Sub” and, together with SPAC, the Company and MergeCo, collectively, the “Parties” and each a “Party”), entered into a business combination agreement (the “Business Combination Agreement”), and the Company, the SPAC and MergeCo entered into the Scheme Implementation Deed (the “Scheme Implementation Deed”).

Entry into the Business Combination Agreement and the Scheme Implementation Deed, and the respective transactions contemplated thereby (the “Transactions”) were unanimously approved by the board of directors of each of the SPAC and the Company.

The Business Combination and the Scheme Implementation Deed

The Business Combination Agreement provides for the business combination, pursuant to which, among other things, SPAC shall be merged with and into MergerSub, with Merger Sub surviving as a wholly-owned subsidiary of MergeCo (the “Surviving Company”), (the “Merger”), subject to, among other things, the approval of SPAC’s shareholders.

Under the Scheme Implementation Deed, the Company has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act 2001 (Cth) (the “Scheme”) and a capital reduction under Part 2J.1 of the Corporations Act 2001 (Cth) (the “Capital Reduction”) which, if implemented, will result in all shares of the Company (“Company Shares”) being cancelled in return for consideration, with the Company issuing a share to MergeCo (resulting in the Company becoming a wholly-owned subsidiary of MergeCo), subject to the Company shareholder approval, approval of the Federal Court of Australia and the satisfaction of various other conditions (a full list of the conditions is set out in the Scheme Implementation Deed).

Concurrently with the execution of the Business Combination Agreement and the Scheme Implementation Deed, certain members of management and all the directors of the Company certain lock-up restrictions on the Company Shares held by each such member of management or director of the Company, as applicable, effective from November 29, 2022 until the Implementation Date (as defined in the Scheme Implementation Deed) of the Scheme.

Consideration

Subject to the terms and conditions set forth in the Scheme Implementation Deed, shareholders of the Company will receive, in exchange for each Company Share, a number of ordinary shares of MergeCo (the “MergeCo Ordinary Shares”) pursuant to the Scheme Implementation Deed (as at the Scheme Record Date (as defined in the Scheme Implementation Deed)) calculated in the following manner: $200,000,000 (y)(i) less Outstanding Debt (as defined in the Scheme of Arrangement – Share Scheme) (ii) plus Cash (as defined in the Scheme of Arrangement – Share Scheme) and (z) divided by US$10.00, with such total amount, divided by the total number of Company Shares on issue as at the Scheme Record Date (or which would be on issue if all securities of the Company convertible into Company Shares had converted on such date).

Subject to the terms and conditions set forth in the Business Combination Agreement, by virtue of the Merger and without any action on the part of any party or holder of securities, at the SPAC Merger Effective Time (as defined in the Business Combination Agreement) (a) each of SPAC’s Class B ordinary shares, par value $0.0001 per share (“SPAC Class B Ordinary Shares”) shall convert automatically on a one-for-one basis, into SPAC’s Class A ordinary shares, par value $0.0001 per share (“SPAC Class A Ordinary Shares”), (the “Pre-Merger Conversion”), (b) immediately after the Pre-Merger Conversion, each SPAC Class A Ordinary Share will be automatically cancelled in exchange for one validly issued, fully paid and non-assessable MergeCo Ordinary Share, (c) warrants held by public shareholders of the SPAC entitling the holder thereof to purchase one SPAC Class A Ordinary Share (“SPAC Public Warrants”) shall be automatically exchanged for one warrant to acquire one MergeCo Ordinary Share at an exercise price of $11.50 per share (“MergeCo Public Warrants”), subject to substantially the same terms and conditions set forth in the warrant agreement pursuant to which such SPAC Public Warrant was issued immediately prior to the SPAC Merger Effective Time (d) each warrant issued in private placements at the time of the consummation of the SPAC’s initial public offering, entitling the holder thereof to purchase one SPAC Class A Ordinary Share at an exercise price of $11.50 per share (“SPAC Private Warrants”) shall be automatically exchanged for one MergeCo Public Warrant (each, a “MergeCo Founder Warrant”) with each such MergeCo Founder Warrant being subject to substantially the same terms and conditions set forth in the warrant agreement pursuant to which such SPAC Private Warrant was issued immediately prior to the SPAC Merger Effective Time and (e) each ordinary share of Merger Sub issued and outstanding immediately prior to the SPAC Merger Effective Time shall be converted into, and exchanged for, one validly issued, fully paid and nonassessable ordinary share, par value $0.0001 per share, of the Surviving Company.

Representations and Warranties, and Covenants

Under the Business Combination Agreement and the Scheme Implementation Deed, the parties thereto made customary representations and warranties for transactions of this type, with respect to the parties, the transactions contemplated by the Business Combination Agreement and the Scheme Implementation Deed and their respective business operations and activities. The representations and warranties made under the Business Combination Agreement and the Scheme Implementation Deed shall terminate and expire upon the occurrence of the closing of the transactions contemplated thereby. The representations and warranties made under the Business Combination Agreement and the Scheme Implementation Deed are solely for the benefit of the parties thereto.

In addition, the parties to the Business Combination Agreement and Scheme Implementation Deed agreed to be bound by certain covenants that are, collectively, customary for transactions of this type, including (a) the requirement to take all necessary steps and exercise all rights necessary to implement the Merger and the Scheme in accordance with the Timetable (as defined in the Scheme Implementation Deed), (b) the preparation and filing of the Registration Statement on Form F-4 to be filed by MergeCo in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the MergeCo Shares to be issued in connection with the Scheme, which Form F-4 will contain the proxy statement for the SPAC shareholders (the “SPAC Proxy Statement”), (c) restrictions on the conduct of the Company’s, the SPAC’s and MergeCo’s respective businesses prior to the consummation of the transactions contemplated thereby and (d) exclusivity provisions, subject to certain exceptions including a fiduciary exception where either the SPAC or the Company board determines in good faith that a competing proposal is or could reasonably be expected to become a Superior Proposal or SPAC Superior Transaction (as applicable) (each as defined in the Scheme Implementation Deed) and not considering such Superior Proposal or SPAC Superior Transaction (as applicable) would or would be reasonably likely to constitute a breach of fiduciary or statutory duties by the SPAC or the Company board (as applicable) owed to the SPAC or the Company shareholders (as applicable), and (e) that each of the Company and the SPAC will not, and must ensure that each of their Related Parties and Related Bodies Corporate (as those terms are defined in the Scheme Implementation Deed) do not, directly or indirectly, (i) solicit, invite, encourage or initiate any inquiry, expression of interest, offer, proposal or discussion by any person in relation to a Competing Proposal in respect of the Company, or SPAC Competing Transaction in respect of the SPAC (as each is defined in the Scheme Implementation Deed), (ii) facilitate, participate in or continue any negotiations or discussions with respect to any inquiry, expression of interest, offer, proposal or discussion with any person relating to an actual, proposed or potential Competing Proposal in respect of the Company, or an actual or potential SPAC Competing Transaction in respect of the SPAC or (iii) negotiate, accept or enter into, or agree to negotiate, accept, or enter into, any agreement, arrangement or understanding relating to an actual, proposed or potential Competing Proposal in respect of the Company, or an actual or potential SPAC Competing Transaction in respect of the SPAC.

Conditions to Each Party’s Obligations

Consummation of each of the Merger and the Scheme is subject to conditions that are customary for a transaction of this type, including, among others: (a) receipt of written notice advising that the Foreign Investment Review Board of Australia (“FIRB”) has no objection to the Merger and the Scheme, or expiration of the applicable waiting period for FIRB; (b) there being no temporary, preliminary or final order, injunction, decision or decree issued by any court of competent jurisdiction or government agency which restrains, prohibits, or prevents, implementation of the Scheme or the Merger; (c) approval by the SPAC’s shareholders of certain proposals to be set forth in the SPAC Proxy Statement; (d) approval by the Company shareholders of the Scheme and the Capital Reduction; (e) approval by an Australian court of the Scheme; (f) the issue of an independent expert’s report by an independent expert (as appointed by the Company) which concludes that the Scheme and the Capital Reduction are in the best interest of the shareholders of the Company; (g) the MergeCo Ordinary Shares to be issued pursuant to the Scheme Implementation Deed being approved for listing on a national exchange in the United States and (h) the Registration Statement on Form F-4 containing the SPAC Proxy Statement being declared effective in accordance with the provisions of the Securities Act.

Termination

The Business Combination Agreement and Scheme Implementation Deed each include customary termination provisions.

The Scheme Implementation Deed may be terminated under certain customary and limited circumstances prior to 8:00am on the Second Court Date (as defined in the Scheme Implementation Deed), including:

(a) by the Company if the SPAC (in the case of a termination by the Company) or the SPAC if the Company, MergeCo or MergerSub (in the case of a termination by the SPAC) (1) has materially breached the Scheme Implementation Deed or the Business Combination Agreement and the party in breach has failed to remedy the breach within ten business days (or such shorter period ending at 5:00pm on the business day before the Second Court Date) after receipt by it of a notice in writing from the terminating party setting out details of the relevant circumstances and stating an intention to terminate the Scheme Implementation Deed, (2) if the Federal Court of Australia or another government agency (including any other court) has taken any action permanently restraining or otherwise prohibiting or preventing the Merger or the Scheme, or has refused to do anything necessary to permit the Merger and the Scheme to be implemented by the End Date (as defined in the Scheme Implementation Deed), and the action or refusal has become final and cannot be appealed or reviewed or the party, acting reasonably, believes that there is no realistic prospect of an appeal or review succeeding by the End Date, (3) if the Effective Date (as defined in the Scheme Implementation Deed) of the Scheme has not occurred, or will not occur, on or before the End Date, or (4) if the shareholders of the Company have not agreed to the Scheme and Capital Reduction at the Scheme Meeting (as defined in the Scheme Implementation Deed) by the requisite majorities;

(b) by SPAC, (1) if there is a Carbon Revolution Prescribed Occurrence or Carbon Revolution Regulated Event (each as defined in the Scheme Implementation Deed), or (2) if any director of the Company fails to recommend the Scheme and the Capital Reduction, withdraws, adversely changes, adversely modifies or adversely qualifies their support of the Scheme or their recommendation that shareholders of the Company vote in favor of the Scheme, or makes a public statement indicating that he or she no longer recommends the Transactions or recommends, supports or endorses another transaction, other than where any such director is required or requested by a court or government agency to abstain or withdraw from making a recommendation that the shareholders of the Company vote in favor of the Scheme after the date of the Scheme Implementation Deed; or

(c) by the Company if (1) at any time before 8:00 am on the Second Court Date, the board of directors of the Company or a majority of the board of directors of the Company has changed, withdrawn, modified or qualified its recommendation in respect of the Scheme as permitted under the Scheme Implementation Deed, (2) if there is a SPAC Prescribed Occurrence (as defined in the Scheme Implementation Deed), (3) if any director of SPAC fails to recommend the Transactions, withdraws, adversely changes, adversely modifies or adversely qualifies their support of the Scheme and Merger or their recommendation that the SPAC shareholders vote in favor of the SPAC Proposals and SPAC Extension Proposals (each as defined in the Scheme Implementation Deed), (4) if SPAC enters into any legally binding agreement, arrangement or understanding giving effect to any actual, proposed or potential SPAC Competing Transaction (as defined in the Scheme Implementation Deed), or (5) if by March 8, 2023, the SPAC has not obtained shareholder approval to extend the deadline for completing a business combination as necessary to at least May 31, 2023 or such other date as the parties reasonably agree.

The Business Combination Agreement may be terminated under the following customary and limited circumstances prior to the SPAC Merger Effective Time: (a) upon termination of the Scheme Implementation Deed in accordance with its terms; or (b) by mutual written consent of SPAC and the Company.

The foregoing description of the Business Combination Agreement and the Scheme Implementation Deed do not purport to be complete and are qualified in their entirety by reference to the full text of the Business Combination Agreement and the Scheme Implementation Deed, copies of which are included as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Related Agreements

Sponsor Side Letter

Concurrently with the execution of the Business Combination Agreement and the Scheme Implementation Deed, Twin Ridge Capital Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), Twin Ridge Capital Sponsor Subsidiary, LLC a Delaware limited liability company (“TRCA Subsidiary”), Alison Burns (“Burns”), Paul Henrys (“Henrys”) and Gary Pilnick (“Pilnick” together with Burns and Henrys, the “Independent Directors”) and Dale Morrison (“Morrison”), Sanjay K. Morey (“Morey”) and William P. Russell, Jr. (“Russell”, and together with Morrison and Morey, the “Other Insiders”, and together with Sponsor, TRCA Subsidiary and the Independent Directors, the “Sponsor Parties”), the SPAC, the Company and MergeCo entered into a Sponsor Side Letter (the “Sponsor Side Letter”), pursuant to which the Sponsor Parties have agreed to take, or not take, certain actions during the period between the execution of the Sponsor Side Letter and the consummation of the Merger, including, (i) to vote any ordinary shares of SPAC owned by such Sponsor Party (all such shares, the “Covered Shares”) in favor of the Merger and the Scheme and other related proposals at the SPAC shareholders’ meeting, and any other special meeting of SPAC shareholders called for the purpose of soliciting stockholder approval in connection with the consummation of the Merger and the Scheme, (ii) to waive the anti-dilution rights or similar protections with respect to the SPAC Class B Ordinary Shares owned by such party as set forth in the governing documents of SPAC, or otherwise, and (iii) not to redeem any Covered Shares (as defined in the Sponsor Side Letter) owned by such Sponsor Party.

Pursuant to the Sponsor Side Letter, Sponsor has also agreed that, immediately prior to the consummation of the Merger, and conditioned upon the consummation of the Merger, 327,203 of the 5,267,203 SPAC Class B Ordinary Shares beneficially owned by Sponsor shall be automatically forfeited and surrendered to the SPAC for no additional consideration.

The foregoing description of the Sponsor Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Side Letter, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Standby Equity Purchase Agreement

Concurrently with the parties entering into the Business Combination Agreement and Scheme Implementation Deed, the SPAC entered into a Standby Equity Purchase Agreement (the “CEF”) with YA II PN, Ltd. (“Yorkville”) pursuant to which, subject to the consummation of the Transactions, MergeCo has the option, but not the obligation, to issue, and Yorkville shall subscribe for, an aggregate amount of up to $60 million of MergeCo Ordinary Shares at the time of MergeCo’s choosing during the term of the agreement, subject to certain limitations, including caps on exchanges, issuances and subscriptions based on trading volumes. Each advance under the CEF (an “Advance”) may be in an amount of MergeCo Ordinary Shares up to the greater of $10 million or the aggregate daily trading volume of MergeCo Ordinary Shares in the five trading days prior to MergeCo requesting an Advance. The purchase price for an Advance is determined at the option of MergeCo and is either (a) 95% of the average daily VWAP (as defined below) during the applicable one-day pricing period or (b) 97% of the lowest daily VWAP during the applicable three consecutive trading day pricing period.   “VWAP” means, for any trading day, the daily volume weighted average price of MergeCo Ordinary Shares for such date on the securities listing exchange that the MergeCo Ordinary Shares are trading as of such date during regular trading hours as reported by Bloomberg L.P. The CEF will continue for a term of three years commencing from the sixth trading day following the closing of the Business Combination, unless prior terminated pursuant to its terms.

The foregoing description of the CEF does not purport to be complete and is qualified in its entirety by reference to the full text of the CEF, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 29, 2022, the SPAC and the Company issued a joint press release in the United States, and on November 30, 2022, the SPAC and the Company issued an announcement on the Australian Stock Exchange announcing the execution of the Business Combination Agreement and Scheme Implementation Deed. Copies of the press release and the announcement are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Furnished herewith as Exhibit 99.3 and incorporated into this Item 7.01 by reference herein is the investor presentation, dated November 29, 2022, that the SPAC and the Company have prepared in connection with the announcement of the Business Combination.

Additional Information about the Transaction and Where to Find It.

This filing relates to the proposed business combination involving the Company, the SPAC, MergeCo and Merger Sub. In connection with the proposed business combination, MergeCo intends to file with the U.S Securities Exchange Commission (the “SEC”) a Registration Statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement of the SPAC and a preliminary prospectus of MergeCo relating to the MergeCo Shares to be issued in connection with the proposed business combination. This filing is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that MergeCo or the SPAC has filed or will file with the SEC or send to its shareholders in connection with the proposed business combination. This filing does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE SPAC’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY THE SPAC OR MERGECO WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of the SPAC as of a record date to be established for voting on the proposed business combination. Additionally, the SPAC and MergeCo will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the SPAC or MergeCo may be obtained, when available, free of charge from the SPAC at www.twinridgecapitalac.com. The SPAC’s shareholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Twin Ridge Capital Acquisition Corp., 999 Vanderbilt Beach Road, Suite 200, Naples, Florida 60654.

Participants in the Solicitation of Proxies

This filing may be deemed solicitation material in respect of the proposed business combination. The SPAC, the Company, MergeCo, Merger Sub and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from the SPAC’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of the SPAC’s directors and officers in the SPAC’s filings with the SEC, including the SPAC’s initial public offering prospectus, which was filed with the SEC on March 5, 2021, the SPAC’s subsequent annual report on Form 10-K and quarterly reports on Form 10-Q. To the extent that holdings of the SPAC’s securities by insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the SPAC’s shareholders in connection with the business combination will be included in the definitive proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

No Offer or Solicitation

This filing is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the Business Combination Agreement and Scheme Implementation Deed, in each case, filed as exhibits to this Current Report on Form 8-K, which contains the full terms and conditions of the proposed business combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

 Forward-Looking Statements

All statements other than statements of historical facts contained in this filing are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed business combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination and related transactions, the level of redemptions by the SPAC’s public shareholders and the timing of the completion of the proposed business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this filing, and on the current expectations of the Company’s and the SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and the SPAC.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the shareholders of the SPAC or the Company is not obtained; (iii) the ability to maintain the listing of MergeCo’s securities on the stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations the Company or the SPAC as a result of the announcement and consummation of the proposed business combination and related transactions; (vi) the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed business combination and related transactions; (viii) risks relating to the uncertainty of the costs related to the proposed business combination; (ix) risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; (x) the effects of competition on the Company’s future business and the ability of the combined company to grow and manage growth, establish and maintain relationships with customers and healthcare professionals and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict; (xii) the outcome of any legal proceedings that may be instituted against the SPAC, the Company or any of their respective directors or officers, following the announcement of the proposed business combination; (xiii) the amount of redemption requests made by the SPAC’s public shareholders; (xiv) the ability of the SPAC to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to the Company’s industry; (xvii) changes in laws and regulations; and (xviii) those factors discussed in the SPAC’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of the SPAC or MergeCo to be filed with the SEC, including the proxy statement/prospectus. If any of these risks materialize or the SPAC’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the SPAC nor the Company presently know or that the SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the SPAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this filing. the SPAC and the Company anticipate that subsequent events and developments will cause the SPAC’s and the Company’s assessments to change. However, while the SPAC and the Company may elect to update these forward-looking statements at some point in the future, each of the SPAC, the Company, MergeCo and Merger Sub specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing the SPAC’s and the Company’s assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of November 29, 2022, by and among Twin Ridge Capital Acquisition Corp., Carbon Revolution Limited, Poppetell Limited and Poppettell Merger Sub.
2.2†	Scheme Implementation Deed, dated as of November 30, 2022, by and among Twin Ridge Capital Acquisition Corp., Carbon Revolution Limited and Poppetell Limited
10.1
Sponsor Side Letter, dated as of November 29, 2022, by and among Twin Ridge Capital Sponsor, LLC, Twin Ridge Capital Sponsor Subsidiary, LLC, the independent directors party thereto, the other insiders party thereto, Twin Ridge Capital Acquisition Corp., Carbon Revolution Limited and Poppetell Limited.

10.2	Standby Equity Purchase Agreement, dated as of November 28, 2022, by and between Twin Ridge Capital Acquisition Corp. and YA II PN, LTD.
99.1	Joint United States Press Release, dated November 29, 2022.
99.2	Joint Australian Stock Exchange Announcement, dated November 30, 2022.
99.3	Investor Presentation, dated November 29, 2022.

†      Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 30, 2022	TWIN RIDGE CAPITAL ACQUISITION CORP.

	By:	/s/ William P. Russell, Jr.
	Name:	William P. Russell, Jr.
	Title:	Co-Chief Executive Officer and Chief Financial Officer

[Signature Page to 8-K]